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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 3, 2004




                                 MARITRANS INC.
               (Exact name of company as specified in its charter)



           DELAWARE                        1-9063                 51-0343903
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                TWO HARBOUR PLACE
             302 KNIGHTS RUN ROAD
                    SUITE 1200
                  TAMPA, FLORIDA                                33602
     (Address of principal executive offices)                (Zip Code)



                                 (813) 209-0600
          (Telephone number, including area code, of agent for service)



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ITEM 9.  REGULATION FD DISCLOSURE

On May 3, 2004, Maritrans Inc. issued a press release to announce the resignation of Mr. Philip J. Doherty and the appointment of Mr. Jonathan Whitworth as Chief Executive Officer. The press release relating to this announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARITRANS INC.


Date: May 5, 2004                       By:  /s/ Walter T. Bromfield
                                             -----------------------
                                                 Walter T. Bromfield
                                               Chief Financial Officer


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                                 Exhibit Index


Exhibit

99.1       Press Release, dated May 3, 2004, issued by Maritrans, Inc.